Exhibit 24.1

POWER OF ATTORNEY RESOLUTION
SIGNATURE AUTHORITY 2020 FORM 10-K
WHEREAS, MYR Group Inc., a Delaware corporation (the “Company”), is required to file with the Securities and Exchange Commission pursuant to Section 13 or 15(d) under the provisions of the Securities Act of 1934 a Form 10-K for the fiscal year ended December 31, 2020; and
WHEREAS, each of the undersigned holds the office or offices in the Company herein below set opposite his or her name.
NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Richard S. Swartz, Betty R. Johnson, and William F. Fry, and each of them individually, his or her true and lawful attorney, with full power to act for him or her and in his or her name, place and stead, to sign his or her name in the capacity or capacities set forth below and generally to do all such things in his or her name and in his or her capacity as an officer to enable the Company to comply with the provisions of the Securities Act of 1934 and all requirements of the Securities and Exchange Commission in connection with the filing of the Form 10-K and any and all amendments thereof with the Securities and Exchange Commission and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 26th day of February 2021.

/s/ RICHARD S. SWARTZ
Richard S. Swartz	President, Chief Executive Officer, Director (Principal Executive Officer)

/s/ BETTY R. JOHNSON
Betty R. Johnson	Senior Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

/s/ BRADLEY T. FAVREAU
Bradley T. Favreau	Director

/s/ KENNETH M. HARTWICK
Kenneth M. Hartwick	Director (Chairman)

/s/ WILLIAM A. KOERTNER
William A. Koertner	Director

/s/ JENNIFER E. LOWRY
Jennifer E. Lowry	Director

/s/ DONALD C. I. LUCKY
Donald C. I. Lucky	Director

/s/ MAURICE E. MOORE
Maurice E. Moore	Director

/s/ SHIRIN S. O'CONNOR	Director
Shirin S. O'connor

/s/ WILLIAM D. PATTERSON
William D. Patterson	Director

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